Summary Prospectus September 28, 2018 PNC Balanced Allocation Fund Class A – PBAAX Class C – PBCCX Class I – PBLIX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 28, 2018, and as supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pncfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-622-FUND (3863) or send an email request to pncfundfulfillment@pnc.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation and current income.
FUND FEES AND EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. Purchases of Class A Shares may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of PNC Funds. More information about these and other discounts is available from your financial intermediary and in the “Sales Charges” section of the Fund’s prospectus on page 147 and in the “Additional Purchase and Redemption Information” section of the Fund’s Statement of Additional Information on page 64.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%[1]	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00%[2]	1.00%[3]	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
		Class A		Class C		Class I
Management Fees		0.75%		0.75%		0.75%
Distribution (12b-1) Fees		0.01%[4,5]		0.75%		None
Other Expenses		1.45%		1.45%		1.20%
Shareholder Servicing Fees	0.25%		0.25%		None
Other	1.20%		1.20%		1.20%
Acquired Fund Fees and Expenses[6]		0.12%		0.12%		0.12%
Total Annual Fund Operating Expenses		2.33%		3.07%		2.07%
Fee Waiver and Expense Reimbursement[7]		1.00%		1.00%		1.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[7]		1.33%		2.07%		1.07%
[1]	A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.
[2]	This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
[3]	A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares within 12 months of the date of purchase.
[4]	Expense information has been restated to reflect current fees.
[5]	The Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The Board of Trustees (the “Board”) has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2019, at which time the Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time.
[6]	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not

Summary Prospectus	PNC Balanced Allocation Fund
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correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”
[7]	PNC Capital Advisors, LLC (the “Adviser”) has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 1.21%, 1.95%, and 0.95% for Class A, Class C, and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class C, or Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$604	$1,094	$1,610	$3,021
Class C Shares	$310	$854	$1,524	$3,313
Class I Shares	$109	$552	$1,021	$2,320
For Class C Shares, you would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$210	$854	$1,524	$3,313
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in a diversified portfolio of common stocks, exchange-traded funds (“ETFs”), fixed income securities and cash equivalents with varying asset allocations depending on PNC Capital Advisors, LLC’s (the “Adviser”) assessment of market conditions. The Fund may invest in other investment companies, such as, for example, open-end or closed-end investment companies, including investment companies sponsored or managed by the Adviser and its affiliates.
The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities, asset-backed securities, and high-yield bonds (“junk bonds”), and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. Under normal circumstances, at least 25% of the Fund’s net assets will be invested in fixed income senior securities. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes, for example, common stocks, fixed income securities, preferred stocks, and convertible bonds of companies headquartered outside the United States), and may include investing in emerging-market securities. The Fund may invest in companies with market capitalizations of at least $100 million.
The Fund’s investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, ETFs, closed-end funds, or stock index futures.
The Fund primarily invests the fixed income portion of its portfolio in a broad range of fixed income securities in order to generate current income. The dollar-weighted average duration of the Fund’s fixed income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. The Adviser may choose to sell a holding, for example, when it no longer offers attractive growth prospects or to take advantage of what the Adviser considers to be a better investment opportunity.
The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts, forward currency contracts, and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. Finally, the Fund may also use futures to gain diversified exposure to a specific country or region and may purchase put options on securities or indices to manage the risk of loss.
The Fund utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser’s view, it no longer represents an attractive investment or to take advantage of what it considers to be a better investment opportunity.
PRINCIPAL RISKS
Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.
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Summary Prospectus	PNC Balanced Allocation Fund

Allocation Risk. The Fund’s performance could be hurt if the Adviser’s asset allocation decisions prove to be incorrect or the Adviser allocates assets to an asset class that underperforms compared to other asset classes. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser’s asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.
Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap-company stocks may be more volatile than those of larger companies.
Country Risk. Significant investment in a particular country will make the Fund’s performance more dependent upon the political, economic, and other circumstances relevant to that country than a mutual fund more widely diversified among issuers in different countries.
Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.
Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes, or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures, and options on futures. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from those associated with investing directly in the reference asset. Derivatives can be volatile, illiquid, and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. A small investment in derivatives can have a significant impact on the Fund’s exposure to, among other things, securities' market values, interest rates, or currency exchange rates. The Fund’s use of derivatives may also affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.
Emerging Markets Risk. Investing in issuers located in or tied economically to emerging markets is subject to the same risks as foreign market investments, generally to a greater extent. Emerging markets may have additional risks including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and longer settlement; and difficulties in obtaining and/or enforcing legal judgments.
Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector, or asset class, the Fund’s exposure to various risks may be heightened, including price volatility and adverse economic, market, political, or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector, or asset class.
Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards
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Summary Prospectus	PNC Balanced Allocation Fund

comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.
Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality, or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality, or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.
Growth Investing Risk. Growth stocks are generally more sensitive to market movements and investor perceptions than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly or the market may not favor growth-oriented stocks.
High-Yield Bond Risk. Investments in high-yield, lower-rated securities (“junk bonds”) involve greater risk than investments in investment-grade securities. Such risks include:
•	A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB, Baa, or higher, or an equivalent rating to investment grade by a nationally recognized statistical rating organization (“NRSRO”)) due to changes in the issuer’s creditworthiness or economic conditions.
•	The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
•	A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer’s ability to make principal and interest payments.
Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund’s income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions from its investments in more traditional fixed income securities.
Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Duration is a common metric used to measure the sensitivity of a fixed-income investment to a change in interest rates. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the United States are near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.
Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value (“NAV”).
Issuer Risk. The value of the Fund’s investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.
Leverage Risk. Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery, or forward-commitment transactions. Leveraging may cause the
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Summary Prospectus	PNC Balanced Allocation Fund

Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities involve the risk that they cannot be disposed of at approximately the value at which the Fund has valued the securities or at all. The Fund’s investments in securities that are or become illiquid may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.
Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In response to governmental actions or intervention, political, economic, or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.
Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.
Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage- or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond’s call price and have to reinvest the proceeds from prepayments at lower interest rates.
Real Estate Risk. The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses.
Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.
All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.
PERFORMANCE INFORMATION
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by showing how the average annual returns of the Fund’s Class A, Class C, and Class I Shares compare with those of one or more broad measures of market performance, including the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Balanced Allocation Hybrid Index, a customized blend of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The bar chart shows changes in the performance of the Fund’s Class I Shares and does not reflect the deduction of any sales charges applicable to Class A or Class C Shares. If sales charges applicable to
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Summary Prospectus	PNC Balanced Allocation Fund

Class A or Class C Shares had been reflected, the returns would be less than those shown below. The performance of Class A and Class C Shares will also differ from that of Class I Shares due to differences in expenses. The returns in the “Average Annual Total Returns” table reflect the deduction of any applicable sales charges. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863).
Calendar Year Total Returns
Best Quarter	11.63%	(6/30/09)
Worst Quarter	-13.39%	(12/31/08)
The Fund’s year-to-date total return for Class I Shares through June 30, 2018 was -0.83%.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	15.76%	8.20%	5.03%
Returns After Taxes on Distributions[1]	12.52%	6.97%	4.21%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	11.24%	6.28%	3.85%
Class A Shares
Returns Before Taxes	9.85%	6.86%	4.24%
Class C Shares
Returns Before Taxes	13.61%	7.15%	3.99%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	4.01%
Balanced Allocation Hybrid Benchmark Index (reflects no deduction for fees, expenses, or taxes)	14.21%	10.25%	6.98%
[1]	After-tax returns are shown for Class I Shares only. After-tax returns for Class A and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
MANAGEMENT OF THE FUND
Investment Adviser
PNC Capital Advisors, LLC is the investment adviser to the Fund.
Portfolio Managers
Name	Years as Member of Fund’s Portfolio Management Team	Title
Aneet Deshpande, CFA	1	Managing Director
Martin C. Schulz	20	Managing Director
Jason Weber, CFA	2	Portfolio Manager
Michael Coleman	2	Portfolio Manager
IMPORTANT ADDITIONAL INFORMATION
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) Fund shares by phone, mail, wire, or online on each day that the New York Stock Exchange (“NYSE”) is open. Shares cannot be purchased by wire transactions on days when banks are closed. Please refer to the share classes shown in the section entitled “Fund Fees and Expenses” for a list of the share classes available for purchase from a Fund.
By Phone, Wire, or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).
By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.
By Internet: www.pncfunds.com.
Minimum Initial Investments:
•	In general, the Fund’s minimum initial investment is $1,000 for Class A and Class C Shares.
•	If purchasing Class A and Class C Shares through a Planned Investment Program (“PIP”), the minimum initial investment of $1,000 is waived as long as the minimum systematic purchase is $100[1].
•	There is no minimum investment amount for Class I Shares, except as described in the section of the statutory prospectus entitled “Purchasing, Exchanging, and Redeeming Fund Shares.”
Minimum Subsequent Investments:
•	The minimum subsequent investment amount for Class A and Class C Shares, including when shares are purchased through PIP, is $100[1].
•	For Class I Shares, there is no minimum subsequent investment amount.
The initial and subsequent investment minimums may be reduced or waived in some cases.

[1]	Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums.
Tax Information
A Fund’s distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund
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Summary Prospectus	PNC Balanced Allocation Fund

distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
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Summary Prospectus	PNC Balanced Allocation Fund

PNC Funds
P.O. Box 9795
Providence, RI 02940-9795
SUM-EQBAL-0918